UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2010 (October 14, 2010)

ACCELLENT INC.

(Exact name of registrant as specified in its charter)

Maryland	333-130470	84-1507827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Fordham Road Wilmington, Massachusetts		01887
(Address of principal executive offices)		(Zip Code)

(978) 570-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 14, 2010, Accellent Inc. (the “Company”) issued a press release announcing that it has commenced a cash tender offer (the “Tender Offer”) for any and all of the $295 million aggregate principal amount of its outstanding 10 1/2% Senior Subordinated Notes due 2013 (the “2013 Notes”). The Company also announced a concurrent solicitation for a proposed amendment to the indenture under which the 2013 Notes were issued. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On October 18, 2010, the Company issued a press release containing certain preliminary financial information for its third fiscal quarter ended September 30, 2010. The press release is furnished as Exhibit 99.2 to this current report and is incorporated herein by reference.

The Company is furnishing the information under Item 7.01 in this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 to comply with Regulation FD. Such information, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

Also on October 14, 2010, the Company issued a press release announcing that it intends, subject to market and other conditions, to offer $315 million aggregate principal amount of senior subordinated notes due 2017 (the “2017 Notes”) in a private offering that is exempt from the registration requirements of the Securities Act. The Company intends to use the proceeds from the offering of the 2017 Notes to finance the Tender Offer and to redeem any and all of the 2013 Notes that remain outstanding following the consummation of the Tender Offer, with any remaining net proceeds to be used for general corporate purposes. The full text of the press release is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	–	Press Release, issued by Accellent Inc. on October 14, 2010 (furnished solely for purposes of Item 7.01 of this Form 8-K).

Exhibit 99.2	–	Press Release, issued by Accellent Inc. on October 18, 2010 (furnished solely for purposes of Item 7.01 of this Form 8-K).

Exhibit 99.3	–	Press Release, issued by Accellent Inc. on October 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2010	ACCELLENT INC.

	By:	/S/ CRAIG CAMPBELL
	Name:	Craig Campbell
	Title:	Vice President, Chief Accounting Officer & Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, issued by Accellent Inc. on October 14, 2010 (this exhibit is furnished and not filed).

99.2	Press Release, issued by Accellent Inc. on October 18, 2010 (this exhibit is furnished and not filed).

99.3	Press Release, issued by Accellent Inc. on October 14, 2010.